Exhibit 1.01

Conflict Minerals Report of Arrow Electronics, Inc. in Accord with Rule 13p-1 Under the Securities
Exchange Act of 1934

This Conflict Minerals report (“Report”) of Arrow Electronics, Inc. (“Arrow”, “Company”, “we”, “us” or “our”) for the reporting period January 1, 2015 to December 31, 2015 is provided in accordance with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended. The Rule imposes certain reporting obligations on Securities and Exchange Commission registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. For purposes of the Rule, the term “conflict mineral” is defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold.

Pursuant to the Rule, we undertook due diligence measures on the source and chain of custody of the conflict minerals in our products that we had reason to believe may have originated from the Democratic Republic of the Congo (“DRC”) or and adjoining country (collectively defined as the “Covered Countries”) and may not have come from recycled or scrap sources, to determine whether such products were “DRC conflict free”. We use the term “conflict free” in this Report in a broader sense to suppliers, supply chains, smelters and refiners whose sources of conflict minerals did not or do not directly finance or benefit armed groups in Covered Countries.

Information covered in this Report covers the Company and all of its consolidated subsidiaries. A copy of this report is publicly available at www.arrow.com/en/about-arrow/overview. This report has been subject to an independent private sector audit.

Arrow is a global provider of products, services and solutions to industrial and commercial users of electronics components and enterprise computing solutions. At Arrow, we apply our core values to our business activities every day: honesty and courage in our dealings with customers and suppliers around the world, personal accountability and a relentless pursuit of service excellence. Consistent with our core values and company history, Arrow recognizes that we have a responsibility not to support or contribute to the violence and human rights violations associated with the mining of certain minerals in Central Africa, described as Covered Countries.

Overview and Description of Products

In 2015, Arrow or one of its subsidiaries or business units: A.E. Petsche; North American Components and
European Components Connector Assembly; Power Supply Products; OEM Computing Solutions (OCS); Component Modification Services; Enterprise Computing Solutions (ECS); Seneca; PEI - Genesis; ATM; UR Group; and ETG/Lighting Assembly (collectively “Arrow” or the “Company”) assembled or integrated (“manufactured”) products. Some of the products assembled and integrated contain columbite-tantalite, cassiterite, wolframite, or gold, or their derivatives tin, tantalum, and tungsten, which are necessary to the functionality or production of the product (Conflict Minerals) 1.

1 Note, the term “Conflict Minerals” refers to the named minerals and their derivatives. It does not infer that the procurement of such minerals or derivatives directly or indirectly financed or benefitted armed groups in the DRC, Angola, Burundi, Central African Republic, Congo Republic, Rwanda, Sudan, Tanzania, Uganda, and Zambia. In accordance with Rule 13p-1, minerals that originated in the DRC or adjoining country, and financed or benefited armed groups are deemed “Not Conflict Free.”

The information contained in this Report pertains to the products, as they contain columbite-tantalite, cassiterite, wolframite, or gold, or their derivatives tin, tantalum, and tungsten, which are necessary to the functionality or production of the product.

The following products were assembled and/or integrated: surface mount and leaded electronic components, including capacitors (aluminum electrolytic, tantalum electrolytic, ceramic, film and double layer- EDLC), resistors (thick film, thin film, current sensing and arrays), thermistors, varistors, inductors (metal composite, wirewound and MLI), ferrite chip beads, fuses and diodes; flat panel and touch screens, servers, personal computers and workstations, hard drives, motherboards, and kiosks; power supplies used in medical, telecom and industrial devices, modified headers, and flex strips; circular and rectangular connectors, and bundles of wire used to assemble sophisticated, high reliability electrical harnesses commonly used in aerospace, defense and other high reliability applications; and lighting assemblies used in street lights, stadiums, homes, and emergency vehicles (the “Products”).

Arrow, as a purchaser, is many steps removed from the mining of the Conflict Minerals. Arrow does not purchase raw ore or unrefined Conflict Minerals, and does no purchasing in the Covered Countries. The origin of Conflict Minerals cannot be determined with any certainty once the raw ores are smelted, refined and converted to ingots, bullion or other conflict mineral containing derivatives. Arrow obtains all of the parts it assembles and modifies from more than 800 suppliers. Arrow does not knowingly procure any parts containing Conflict Minerals from the Covered Countries.

Design of the Conflict Mineral Program

A. Establish strong company management systems:

a.
Operate an internal “Supplier Quality” team led by our Logistics Operations organization to implement our Conflict Mineral Policy. The team regularly reviews such implementation efforts with the legal/Compliance department.

b. Implement a supply chain system of controls and transparency through the use of due diligence tools created by the Conflict-Free Sourcing Initiative (“CFSI”) which includes the Conflict Minerals Reporting Template (“CMRT”), a supply chain survey designed to identify the smelters and refiners that process the necessary conflict minerals contained in our products.

c.	Maintain records relating to our conflict minerals program in accordance with our record retention guidelines.
d. Enable employees, suppliers and other stakeholders to report any concerns relating to our conflict minerals program through our online corporate responsibility reporting and grievance mechanism.
B. Identify and assess risks in our supply chain:
a. Identify direct suppliers and parts that are supplied to Arrow for the purpose of assembly and/or modification.
b. Conduct a supply chain survey using the list of suppliers and parts by sending them to SiliconExpert Technologies. SiliconExpert Technologies is a sophisticated components database and service provider. SiliconExpert Technologies documents and provides to Arrow a summary of the following:
i. Conflict free suppliers
ii. No response suppliers
iii. Exempt/not applicable suppliers
iv. Not conflict free suppliers
C. Design and implement a strategy to respond to identified risks:

a.	Design and adopt a risk management plan that includes due diligence of suppliers that may be sourcing or processing conflict minerals from the Covered Countries.

b.	Implement a risk mitigation response plan to monitor and track suppliers.

c.	Contact the direct suppliers that have not received a “conflict free” designation requesting their responses.

d.	Provide reports to the Legal Compliance summarizing risk mitigation efforts.

e.	As required by the Rule, obtain an independent private sector audit of this Report.
D. Carry out independent third-party audit of smelters/refiner’s due diligence practices:

a.	Based on Arrow’s downstream position in the supply chain, the company is not positioned to conduct audits of smelter/refiner’s due diligence practices directly. Arrow relies upon organizations such as the CFSI for information on certified smelters. Additionally, Arrow seeks to participate and contribute in industry organizations or other suitable means to appoint auditors and define the terms of the audit in line with the standards and processes set out in the OECD Guidance.

E.	Report on supply chain due diligence:
a. Publicly communicate our Conflict Minerals Policy on our company website at
www.arrow.com/en/about-arrow/overview.

Design of the Conflict Mineral Program

Below is a description of the measures we performed for the reporting period to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in our products that we had reason to believe may have originated from the Covered Countries and may not have come from recycled or scrap sources:

•
Designed and adopted a risk management plan that includes due diligence of suppliers that may be sourcing or processing conflict minerals from the Covered Countries which may not be from recycled or scrap sources.

•	Contacted the identified direct suppliers on responses to supply chain surveys that were identified to have incomplete or potentially inaccurate information to get additional clarifying information.

•
Compared smelters and refiners identified by the supply chain survey against the list of facilities that have received a “conflict free” designation from the CFSP or other independent third party program.

•
Implemented a risk mitigation response plan to monitor and track suppliers, smelters and refiners identified as not meeting requirements set forth in our Conflict Minerals Sourcing Policy or contractual requirements to determine their progress in meeting those requirements.

•	As required by the Rule, Arrow obtained an independent private sector audit of this Report.

Results of our Due Diligence Measures

Inherent limitations on Due Diligence Measures

As a downstream purchaser of conflict minerals, our due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals. Our due diligence process is based on the necessity of seeking data from our direct suppliers and those suppliers seeking similar information within their supply chains to identify the original sources of the necessary conflict minerals.

Supplier Chain Responses
As a result of the supply chain surveys that were conducted, approximately 70% of our direct suppliers that contribute necessary conflict minerals to our products have provided a response to the supply chain survey.

Product Determination

DRC Conflict Free
After exercising due diligence, the Company determined that 62% of the suppliers are Conflict Free.

DRC Conflict Undeterminable
The Company was unable to determine whether the Conflict Minerals contained in the remaining 38% of the suppliers utilized recycled or scrap sources or whether such Conflict Minerals directly or indirectly financed or benefited armed groups in the Covered Countries.

Pursuant to Section 1.01(c) (ii), the Company obtained an independent private sector audit for the 2015 reporting period conducted by ELM Sustainability Partners LLC. The audit report is attached as Exhibit A.

Table 1 below lists the facilities, which to the extent known, processed the necessary conflict minerals.

Substance Name	Smelter Name	Smelter Location
Gold (Au)	ABC	ALBANIA
Gold (Au)	Abington Reldan Metals, LLC.	UNITED STATES
Gold (Au)	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold (Au)	Advanced Chemical Company	UNITED STATES
Gold (Au)	AGR Mathey	AUSTRALIA
Gold (Au)	Aida Chemical Industries Co., Ltd.	JAPAN
Gold (Au)	AIM	CANADA
Gold (Au)	Aktobe	KAZAKHSTAN
Gold (Au)	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold (Au)	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold (Au)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold (Au)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold (Au)	Alpha	KOREA, UNITED STATES
Gold (Au)	Amalgamet Inc	PERU
Gold (Au)	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold (Au)	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Gold (Au)	ANZ	AUSTRALIA
Gold (Au)	ANZ Banking	AUSTRIA
Gold (Au)	Argor-Heraeus SA	SWITZERLAND
Gold (Au)	Argor-Heraeus, HONG KONG	HONG KONG
Gold (Au)	Asahi Pretec Corporation	JAPAN
Gold (Au)	Asahi Refining Canada Limited	CANADA
Gold (Au)	Asahi Refining USA Inc.	UNITED STATES
Gold (Au)	Asaka Riken Co., Ltd.	JAPAN

Gold (Au)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold (Au)	Atotech	GERMANY
Gold (Au)	Audiua, Escardida	CHILE
Gold (Au)	Aurubis AG	GERMANY
Gold (Au)	AXIS MATERIAL LIMITED	JAPAN
Gold (Au)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold (Au)	Bangkok Assay	THAILAND
Gold (Au)	Bank of Switzerland	SWITZERLAND
Gold (Au)	Batu Hijau Gold/Copper Mining	INDONESIA
Gold (Au)	Bauer Walser AG	GERMANY
Gold (Au)	Best Metais e Soldas SA	BRAZIL
Gold (Au)	Boliden AB	SWEDEN
Gold (Au)	Boston Metal	KOREA
Gold (Au)	BR Industries	INDIA
Gold (Au)	Butterworth Smelter	MALAYSIA
Gold (Au)	C. Hafner GmbH + Co. KG	GERMANY
Gold (Au)	Caridad	MEXICO
Gold (Au)	CCR Refinery - Glencore Canada Corporation	CANADA
Gold (Au)	Cendres + Métaux SA	SWITZERLAND
Gold (Au)	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold (Au)	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Gold (Au)	Cheng Yang	TAIWAN
Gold (Au)	Chengfeng Metals Co Pte Ltd	CHINA
Gold (Au)	CHENGGONG TECHNOLOGY CO.,LTD.	UZBEKISTAN
Gold (Au)	Chimet S.p.A.	ITALY
Gold (Au)	China Rare Metal Materials Company	CHINA
Gold (Au)	China Tin Group Co., Ltd.	CHINA
Gold (Au)	Chugai Mining	JAPAN
Gold (Au)	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Gold (Au)	Conghua Tantalum and Niobium Smeltry	CHINA
Gold (Au)	Cookson Group	SPAIN
Gold (Au)	Cooper Santa	BRAZIL
Gold (Au)	CV Serumpun Sebalai	INDONESIA
Gold (Au)	Daejin Indus Co., Ltd.	SOUTH KOREA
Gold (Au)	Daye Nonferrous Metals Mining Ltd.	CHINA
Gold (Au)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Gold (Au)	Do Sung Corporation	KOREA, REPUBLIC OF
Gold (Au)	Doduco GmbH	GERMANY
Gold (Au)	Dowa	JAPAN
Gold (Au)	DSC (Do Sung Corporation)	KOREA
Gold (Au)	Eco-System Recycling Co., Ltd.	JAPAN
Gold (Au)	Elemetal Refining, LLC	UNITED STATES
Gold (Au)	EM Vinto	BOLIVIA
Gold (Au)	Emirates Gold DMCC	UNITED ARAB EMIRATES

Gold (Au)	Empresa Metallurgica Vinto,Empressa ciol de Fundiciones (EF),Complejo Metalurico Vinto S.A.	BOLIVIA
Gold (Au)	Engelhard London	UNITED KINGDOM
Gold (Au)	ERCEI	FRANCE
Gold (Au)	Estanho de Rondônia S.A.	BRAZIL
Gold (Au)	Ethiopian Minerals Development Share Company	ETHIOPIA
Gold (Au)	F&X Electro-Materials Ltd.	CHINA
Gold (Au)	Faggi Enrico S.p.A.	ITALY
Gold (Au)	Feinhütte Halsbrücke GmbH	GERMANY
Gold (Au)	Fenix Metals	POLAND
Gold (Au)	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold (Au)	FSE Novosibirsk Refinery	RUSSIA
Gold (Au)	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Gold (Au)	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold (Au)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Gold (Au)	Gauteng refinery	SOUTH AFRICA
Gold (Au)	Geib Refining Corporation	UNITED STATES
Gold (Au)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Gold (Au)	Global Tungsten & Powders Corp.	UNITED STATES
Gold (Au)	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold (Au)	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold (Au)	Guangdong Gaoyao Co	CHINA
Gold (Au)	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Gold (Au)	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold (Au)	H. DRIJFHOUT & ZOON- AMSTERDAM-MELTERS (within octagon)	NETHERLANDS
Gold (Au)	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold (Au)	Heimerle + Meule GmbH	GERMANY
Gold (Au)	Henan Zhongyuan Gold Smelter of Zhongjin Gold Co. Ltd.	CHINA
Gold (Au)	Heraeus Ltd. Hong Kong	HONG KONG, TAIWAN,GERMANY, SINGAPORE, KOREA, CHINA
Gold (Au)	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG	CHINA, GERMANY
Gold (Au)	Huichang Jinshunda Tin Co., Ltd.	CHINA
Gold (Au)	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold (Au)	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold (Au)	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold (Au)	Istanbul Gold Refinery	TURKEY

Gold (Au)	Japan Mint	JAPAN
Gold (Au)	JCC	CHINA
Gold (Au)	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Gold (Au)	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Gold (Au)	Johnson Matthey Limited	CHINA, UNITED STATES, CANADA
Gold (Au)	JSC "Aurat"	RUSSIA
Gold (Au)	JSC Ekaterinburg Nonferrous Metal Processing Plant	RUSSIA
Gold (Au)	JSC Uralelectromed	RUSSIA
Gold (Au)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold (Au)	K.A Rasmussen as	NORWAY
Gold (Au)	Kai Unita Trade Limited Liability Company	CHINA
Gold (Au)	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold (Au)	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold (Au)	Kazzinc	KAZAKHSTAN
Gold (Au)	Kennametal Fallon	UNITED STATES
Gold (Au)	Kennecott Copper Utah	UNITED STATES
Gold (Au)	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND
Gold (Au)	Kojima Chemicals Co., Ltd.	JAPAN
Gold (Au)	Korea Metal Co., Ltd.	KOREA
Gold (Au)	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF
Gold (Au)	KOVOHUTÌ PØÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Gold (Au)	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold (Au)	L' azurde Company For Jewelry	SAUDI ARABIA
Gold (Au)	Lingbao Gold Company Limited	CHINA
Gold (Au)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold (Au)	Linqu Xianggui Smelter Co. Ltd.	CHINA
Gold (Au)	LS-NIKKO Copper Inc.	REPUBLIC OF KOREA, CHILE
Gold (Au)	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold (Au)	Malaysia Smelting Corporation (MSC)	MALAYSIA
Gold (Au)	Materion	UNITED STATES
Gold (Au)	Matsuda Sangyo Co., Ltd.	JAPAN
Gold (Au)	Mentok Smelter	INDONESIA
Gold (Au)	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold (Au)	METALÃšRGICA MET-MEX PEÃ‘OLES, S.A. DE C.V	MEXICO
Gold (Au)	Metallic Resources Inc	UNITED STATES
Gold (Au)	Metallo Chimique	BELGIUM
Gold (Au)	Metalor HK	CHINA
Gold (Au)	Metalor Switzerland	SWITZERLAND
Gold (Au)	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold (Au)	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold (Au)	Metalor USA Refining Corporation	UNITED STATES
Gold (Au)	Metalúrgica Met-Mex Peñoles S.A. De	MEXICO

C.V.
Gold (Au)	Mineração Taboca S.A.	BRAZIL
Gold (Au)	Minsur S.A. Tin Metal	PERU
Gold (Au)	Mitsubishi Materials Corporation	TAIWAN, JAPAN
Gold (Au)	Mitsui kinzoku Co Ltd takehara seirenjyo	JAPAN
Gold (Au)	Mitsui Mining & Smelting	JAPAN
Gold (Au)	MK Electron	KOREA, REPUBLIC OF
Gold (Au)	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold (Au)	Morris and Watson	NEW ZEALAND
Gold (Au)	Moscow Special Alloys Processing Plant	RUSSIA
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Gold (Au)	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold (Au)	NGHE TIN Nonferrous METAL	VIETNAM
Gold (Au)	NMC	PHILIPPINES
Gold (Au)	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold (Au)	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold (Au)	OJSC Kolyma Refinery	RUSSIA
Gold (Au)	OJSC Krastvetmett	RUSSIA
Gold (Au)	PAMP SA	SWITZERLAND
Gold (Au)	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold (Au)	PJ-USA	AMERICAN SAMOA
Gold (Au)	Prioksky Plant of Nonferrous Metals	RUSSIA
Gold (Au)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold (Au)	PT Artha Cipta Langgeng	INDONESIA
Gold (Au)	PT DS Jaya Abadi	INDONESIA, JAPAN
Gold (Au)	PT Fang Di MulTindo	INDONESIA
Gold (Au)	PT Stanindo Inti Perkasa	INDONESIA
Gold (Au)	PT Tambang Timah	INDONESIA
Gold (Au)	PT Timah Nusantara	INDONESIA
Gold (Au)	PT Tinindo Inter Nusa	INDONESIA
Gold (Au)	PX Précinox SA	SWITZERLAND
Gold (Au)	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold (Au)	Republic Metals Corporation	UNITED STATES
Gold (Au)	Royal Canadian Mint	CANADA
Gold (Au)	rui sheng	INDONESIA,MALASYIA
Gold (Au)	SAAMP	FRANCE
Gold (Au)	Sabin Metal Corp.	UNITED STATES
Gold (Au)	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold (Au)	SAMWON Metals Corp.	KOREA
Gold (Au)	SAXONIA Edelmetalle GmbH	GERMANY
Gold (Au)	SD (Samdok) Metal	KOREA
Gold (Au)	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold (Au)	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold (Au)	Sichuan Tianze Precious Metals Co.,	CHINA

Ltd.
Gold (Au)	Singway Technology Co., Ltd.	TAIWAN
Gold (Au)	So Accurate Refining Group	UNITED STATES
Gold (Au)	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIA
Gold (Au)	Soft Metais Ltda.	BRAZIL
Gold (Au)	Solar Applied Materials Technology Corp.	CHINA, TAIWAN
Gold (Au)	Sudan Gold Refinery	SUDAN
Gold (Au)	Sumitomo Kinzoku Kozan K.K.	JAPAN
Gold (Au)	Sumitomo Metal Mining Co., Ltd.	CHINA, JAPAN, UNITED STATES, CANADA
Gold (Au)	T.C.A S.p.A	ITALY
Gold (Au)	Taki Chemicals	JAPAN
Gold (Au)	Tanaka	JORDAN
Gold (Au)	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Gold (Au)	Telex Metals	UNITED STATES
Gold (Au)	Thailand Smelting & Refining Co Ltd	THAILAND
Gold (Au)	Tokuriki Honten Co., Ltd.	JAPAN
Gold (Au)	Tony Goetz NV	BELGIUM
Gold (Au)	Torecom	KOREA, REPUBLIC OF
Gold (Au)	Umicore Brasil Ltda.	BRAZIL
Gold (Au)	Umicore Precious Metals Thailand	THAILAND
Gold (Au)	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold (Au)	United Precious Metal Refining, Inc.	UNITED STATES
Gold (Au)	Valcambi SA	SWITZERLAND
Gold (Au)	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	JAPAN
Gold (Au)	W.C. Heraeus GmbH	GERMANY, UNITED STATES
Gold (Au)	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Gold (Au)	WIELAND Edelmetalle GmbH	GERMANY
Gold (Au)	Wolfram Bergbau und Hütten AG	AUSTRIA
Gold (Au)	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Gold (Au)	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold (Au)	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Gold (Au)	Yokohama Metal Co., Ltd.	JAPAN
Gold (Au)	Yoo Chang Metal	SOUTH KOREA
Gold (Au)	Yunnan tin Co.,LTD	CHINA
Gold (Au)	Zijin Kuang Ye Refinery	CHINA
Tantalum (Ta)	A&M Minerals Ltd.	UNITED KINGDOM
Tantalum (Ta)	Acciaierie Bertoli Safau	ITALY
Tantalum (Ta)	AGL	UNITED STATES
Tantalum (Ta)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Tantalum (Ta)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Tantalum (Ta)	ALMT TUNGSTEN Corp.	CHINA
Tantalum (Ta)	ALMT TUNGSTEN Corp.	JAPAN

Tantalum (Ta)	Alpha	UNITED STATES
Tantalum (Ta)	AMG Mining Mibra Mine	BRAZIL
Tantalum (Ta)	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Tantalum (Ta)	ANHUI HERRMAN IMPEX CO., LTD	CHINA
Tantalum (Ta)	ANZ	AUSTRALIA
Tantalum (Ta)	Argor-Heraeus SA	SWITZERLAND
Tantalum (Ta)	Asahi Pretec Corporation	JAPAN
Tantalum (Ta)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Tantalum (Ta)	ATI Tungsten Materials	UNITED STATES
Tantalum (Ta)	Aurubis, Norddeutsche Affinererie AG	GERMANY
Tantalum (Ta)	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum (Ta)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Tantalum (Ta)	Bauer Walser AG	GERMANY
Tantalum (Ta)	BÖHLER Schmiedetechn	AUSTRIA
Tantalum (Ta)	Boliden Mineral AB	SWEDEN
Tantalum (Ta)	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum (Ta)	China Rare Metal Materials Company	CHINA
Tantalum (Ta)	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum (Ta)	Coral Bay Nickel Corporation / Philippines	PHILIPPINES
Tantalum (Ta)	D Block Metals, LLC	UNITED STATES
Tantalum (Ta)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	Doduco GmbH	GERMANY
Tantalum (Ta)	Douluoshan Sapphire Rare Metal Co Ltd	CHINA
Tantalum (Ta)	Duo Luo Shan Sapphire Rare Metal Co., Ltd
Tantalum (Ta)	E. MA TA PHUT, THAILAND	THAILAND
Tantalum (Ta)	E.S.R. Electronics	UNITED STATES
Tantalum (Ta)	Estanho de Rondônia S.A.	UNITED STATES
Tantalum (Ta)	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum (Ta)	Exotech Inc.	UNITED STATES
Tantalum (Ta)	F&X Electro-Materials Ltd.	CHINA
Tantalum (Ta)	FIR Metals & Resource Ltd.	CHINA
Tantalum (Ta)	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tantalum (Ta)	Ganzhou Nonferrous Metals Smelting Co., Ltd.	CHINA
Tantalum (Ta)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tantalum (Ta)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tantalum (Ta)	Global Advanced Metals Aizu	JAPAN
Tantalum (Ta)	Global Advanced Metals Boyertown	UNITED STATES
Tantalum (Ta)	Global Tungsten & Powders Corp.	UNITED STATES

Tantalum (Ta)	Gloria Material Technology	TAIWAN
Tantalum (Ta)	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Tantalum (Ta)	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum (Ta)	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum (Ta)	Han Sung Metar	KOREA
Tantalum (Ta)	HC Starck Co., Ltd.	THAILAND
Tantalum (Ta)	HC Starck GmbH	GERMANY,JAPAN, UNITED STATES, RUSSIA
Tantalum (Ta)	HC Starck GmbH Goslar	GERMANY
Tantalum (Ta)	HC Starck GmbH Hermsdorf	GERMANY
Tantalum (Ta)	HC Starck GmbH Laufenburg	GERMANY
Tantalum (Ta)	HC Starck Inc.	UNITED STATES, JAPAN
Tantalum (Ta)	HC Starck Ltd.	JAPAN
Tantalum (Ta)	HC Starck Smelting GmbH & Co.KG	GERMANY
Tantalum (Ta)	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum (Ta)	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tantalum (Ta)	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tantalum (Ta)	IPS	FRANCE
Tantalum (Ta)	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tantalum (Ta)	Japan New Metals Co., Ltd.	JAPAN
Tantalum (Ta)	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum (Ta)	Jiangxi Tuohong New Raw Material	CHINA
Tantalum (Ta)	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum (Ta)	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum (Ta)	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum (Ta)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum (Ta)	KEMET Blue Metals	MEXICO
Tantalum (Ta)	KEMET Blue Powder	UNITED STATES
Tantalum (Ta)	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum (Ta)	KOVOHUTÌ PØÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tantalum (Ta)	LSM Brasil S.A.	BRAZIL
Tantalum (Ta)	Metallo Chimique	BELGIUM
Tantalum (Ta)	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum (Ta)	Mineração Taboca S.A.	BRAZIL
Tantalum (Ta)	Minsur S.A. Tin Metal	PERU
Tantalum (Ta)	Mitsui Mining & Smelting	JAPAN
Tantalum (Ta)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum (Ta)	Molycorp Silmet A.S.	ESTONIA
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum (Ta)	Nitora	SWITZERLAND
Tantalum (Ta)	Noventa	MOZAMBIQUE

Tantalum (Ta)	OJSC "The Gulidov Krasnoyarsk Nonferrous Metals Plant" (OJSC Krastvetmet)	RUSSIA
Tantalum (Ta)	Plansee SE Liezen	AUSTRIA
Tantalum (Ta)	Plansee SE Reutte	AUSTRIA
Tantalum (Ta)	Posco	SOUTH KOREA
Tantalum (Ta)	PT Artha Cipta Langgeng	INDONESIA
Tantalum (Ta)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tantalum (Ta)	PT Koba	INDONESIA
Tantalum (Ta)	QuantumClean	UNITED STATES
Tantalum (Ta)	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Tantalum (Ta)	Resind Indústria e Comércio Ltda	BRAZIL
Tantalum (Ta)	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum (Ta)	Solikamsk Magnesium Works OAO	RUSSIA
Tantalum (Ta)	Taki Chemicals	JAPAN
Tantalum (Ta)	Tanco	CANADA
Tantalum (Ta)	Tantalite Resources	SOUTH AFRICA
Tantalum (Ta)	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tantalum (Ta)	Telex Metals	UNITED STATES
Tantalum (Ta)	Tokuriki Honten Co., Ltd.	JAPAN
Tantalum (Ta)	Torecom	KOREA, REPUBLIC OF
Tantalum (Ta)	Tranzact, Inc.	UNITED STATES
Tantalum (Ta)	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum (Ta)	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM
Tantalum (Ta)	VISHAY TANTALUM	ISRAEL, PANAMA
Tantalum (Ta)	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIETNAM
Tantalum (Ta)	Wolfram Bergbau und Hütten AG	AUSTRIA
Tantalum (Ta)	Xiamen Tungsten Co., Ltd.	CHINA
Tantalum (Ta)	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum (Ta)	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum (Ta)	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tin (Sn)	5N Plus	GERMANY, UNITED KINGDOM
Tin (Sn)	ABC	ALGERIA
Tin (Sn)	Academy Precious Metals (China) Co.,Ltd	CHINA
Tin (Sn)	Acciaierie Bertoli Safau	ITALY
Tin (Sn)	ACT JAPAN	JAPAN
Tin (Sn)	ACuPowder International, LLC	UNITED STATES
Tin (Sn)	AFICA	FRANCE
Tin (Sn)	AGR Mathey	AUSTRALIA
Tin (Sn)	Aida Chemical Industries Co., Ltd.	JAPAN
Tin (Sn)	AIM	CANADA
Tin (Sn)	A-kyo Enterprise Co. Ltd.	TAIWAN
Tin (Sn)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Tin (Sn)	ALMAG	MALAYSIA

Tin (Sn)	ALMT TUNGSTEN Corp.	JAPAN
Tin (Sn)	Alpha	KOREA, TAIWAN, UNITED STATES
Tin (Sn)	Amalgamated Aluminum & Alloys	UNITED ARAB EMIRATES
Tin (Sn)	Amalgamated Metal Corporation	UNITED KINGDOM, INDONESIA, PERU
Tin (Sn)	Amalgamet Inc	UNITED KINGDOM, PERU
Tin (Sn)	An Thai Minerals Company Limited	VIETNAM
Tin (Sn)	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin (Sn)	APPS-CONNECT PTE LTD	SINGAPORE
Tin (Sn)	Asahi Pretec Corporation	JAPAN
Tin (Sn)	Asaka Riken Co., Ltd.	JAPAN
Tin (Sn)	ASTAMUSE	KOREA
Tin (Sn)	ATI Metalworking Products	UNITED STATES
Tin (Sn)	ATM ESTANHO IND COM IMP EXP LTDA	BRAZIL
Tin (Sn)	Aurubis AG	GERMANY
Tin (Sn)	Aurubis Netherlands	NETHERLANDS
Tin (Sn)	Ausmelt Limited	AUSTRALIA
Tin (Sn)	Bangjia Island	INDONESIA
Tin (Sn)	Baoshida Swissmetal	SWITZERLAND
Tin (Sn)	Befesa Aluminio, S.L.	SPAIN
Tin (Sn)	Boliden Bergsoe AB	SWEDEN
Tin (Sn)	BT Solders Pvt Ltd	INDIA
Tin (Sn)	C. Hafner GmbH + Co. KG	GERMANY
Tin (Sn)	Caridad	MEXICO
Tin (Sn)	Cendres + Métaux SA	SWITZERLAND
Tin (Sn)	Chengfeng Metals Co Pte Ltd	CHINA, SINGAPORE
Tin (Sn)	Chenzhou Yun xiang Mining and Metallurgy Company Limited	CHINA, UNITED KINGDOM
Tin (Sn)	China Rare Metal Materials Company	CHINA
Tin (Sn)	China Tin Group Co., Ltd.	CHINA
Tin (Sn)	China tin metal materials in guangxi branch	HONG KONG
Tin (Sn)	Chorus Tata Steel	BELGIUM
Tin (Sn)	Chugai Mining	JAPAN
Tin (Sn)	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin (Sn)	Codelco	CHILE
Tin (Sn)	Complejo Metalurgico Vinto S.A.	BOLIVIA
Tin (Sn)	Conghua Tantalum and Niobium Smeltry	CHINA
Tin (Sn)	Constellium Extrusions Decin s.r.o.	CZECH REPUBLIC
Tin (Sn)	Cooper Santa	BRAZIL, INDONESIA
Tin (Sn)	CSC Pure Technologies	RUSSIA
Tin (Sn)	CV Ayi Jaya	INDONESIA
Tin (Sn)	CV Dua Sekawan	INDONESIA
Tin (Sn)	CV Gita Pesona	INDONESIA
Tin (Sn)	CV JusTindo	INDONESIA
Tin (Sn)	CV Nurjanah	INDONESIA
Tin (Sn)	CV Serumpun Sebalai	INDONESIA

Tin (Sn)	CV Tiga Sekawan	INDONESIA
Tin (Sn)	CV United Smelting	INDONESIA
Tin (Sn)	CV Venus Inti Perkasa	INDONESIA
Tin (Sn)	Daejin Indus Co., Ltd.	SOUTH KOREA
Tin (Sn)	Daiki Aluminium Industry (Thailand)Co.,Ltd.	THAILAND
Tin (Sn)	Dede Kimya	TURKEY
Tin (Sn)	Doduco GmbH	GERMANY
Tin (Sn)	Dowa	JAPAN
Tin (Sn)	Dowa Metals & Mining Co. Ltd	JAPAN
Tin (Sn)	Duni Ljevaonica obojenih metala	CROATIA
Tin (Sn)	Eco-System Recycling Co., Ltd.	JAPAN
Tin (Sn)	Edzell Corp	URUGUAY
Tin (Sn)	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CHINA, VIETNAM
Tin (Sn)	EM Vinto	BOLIVIA
Tin (Sn)	Estanho de Rondônia S.A.	BRAZIL
Tin (Sn)	E-tech Philippines	PHILIPPINES
Tin (Sn)	Exim Americana	MEXICO
Tin (Sn)	Eximetal S.A.	ARGENTINA
Tin (Sn)	Exotech Inc.	UNITED STATES
Tin (Sn)	F&X Electro-Materials Ltd.	CHINA
Tin (Sn)	Feinhütte Halsbrücke GmbH	GERMANY
Tin (Sn)	Fenix Metals	POLAND
Tin (Sn)	FIR Metals & Resource Ltd.	CHINA
Tin (Sn)	FSE Novosibirsk Refinery	RUSSIA
Tin (Sn)	Funsur Smelter	PERU
Tin (Sn)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tin (Sn)	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tin (Sn)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tin (Sn)	Geib Refining Corporation	TAIWAN
Tin (Sn)	Gejiu Fengming Metalurgy Chemical Plant	CHINA
Tin (Sn)	Gejiu KaiMeng Industrial and Trade Mineral Co.Ltd.	CHINA, INDONESIA
Tin (Sn)	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin (Sn)	Gejiu Zili Mining And Metallurgy Co., Ltd.	BOLIVIA, CHINA
Tin (Sn)	Global Tungsten & Powders Corp.	UNITED STATES
Tin (Sn)	GUANGXI CHINA TIN GROUP CO.,LTD	TAIWAN
Tin (Sn)	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin (Sn)	Handok	SOUTH KOREA
Tin (Sn)	Harmony Gold Refinery	SOUTH AFRICA
Tin (Sn)	Hayes Metals	NEW ZEALAND
Tin (Sn)	HC Starck Co., Ltd.	THAILAND

Tin (Sn)	HC Starck Inc.	UNITED STATES
Tin (Sn)	HC Starck Ltd.	JAPAN
Tin (Sn)	Heimerle + Meule GmbH	GERMANY
Tin (Sn)	Heraeus Ltd. Hong Kong	HONG KONG
Tin (Sn)	Heraeus Precious Metals GmbH & Co. KG	FRANCE, GERMANY, SINGAPORE
Tin (Sn)	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tin (Sn)	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin (Sn)	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin (Sn)	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tin (Sn)	Japan Mint	BRAZIL
Tin (Sn)	Japan New Metals Co., Ltd.	CHINA, JAPAN
Tin (Sn)	Jiangxi Copper Company Limited	CHINA
Tin (Sn)	Jiangxi Nanshan	CHINA
Tin (Sn)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin (Sn)	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Jiujiang Tanbre Co., Ltd.	CHINA
Tin (Sn)	Johnson Matthey Inc	UNITED STATES
Tin (Sn)	Johnson Matthey Limited	CANADA
Tin (Sn)	JSC Ekaterinburg Nonferrous Metal Processing Plant	RUSSIA
Tin (Sn)	JSC Uralelectromed	RUSSIA
Tin (Sn)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tin (Sn)	Kazzinc	KAZAKHSTAN
Tin (Sn)	KEMET Blue Metals	MEXICO
Tin (Sn)	KEMET Blue Powder	UNITED STATES
Tin (Sn)	King-Tan Tantalum Industry Ltd.	CHINA
Tin (Sn)	KME	FRANCE, GERMANY
Tin (Sn)	Kojima Chemicals Co., Ltd.	JAPAN
Tin (Sn)	KOKI	JAPAN, THAILAND
Tin (Sn)	Korea Metal Co., Ltd.	KOREA
Tin (Sn)	Kundur Smelter	INDONESIA
Tin (Sn)	Kyrgyzaltyn JSC	KYRGYZSTAN
Tin (Sn)	L' azurde Company For Jewelry	SAUDI ARABIA
Tin (Sn)	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin (Sn)	Linqu Xianggui Smelter Co. Ltd.	CHINA
Tin (Sn)	LSM Brasil S.A.	BRAZIL
Tin (Sn)	LS-NIKKO Copper Inc.	REPUBLIC OF KOREA
Tin (Sn)	MacDermid	UNITED STATES, GERMANY
Tin (Sn)	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin (Sn)	Malaysia Smelting Corporation (MSC)	INDONESIA, MALAYSIA, PERU
Tin (Sn)	Matsuda Sangyo Co., Ltd.	JAPAN
Tin (Sn)	MCP Mining & Chemical Products Ltd. UK	ENGLAND
Tin (Sn)	Medeko CAST	SLOVAKIA
Tin (Sn)	Melt Metais e Ligas S/A	BRAZIL
Tin (Sn)	Mentok Smelter	INDONESIA

Tin (Sn)	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin (Sn)	Metallic Resources Inc	UNITED STATES
Tin (Sn)	Metallo Chimique	BELGIUM
Tin (Sn)	Metalor USA Refining Corporation	UNITED STATES
Tin (Sn)	Mineração Taboca S.A.	BRAZIL
Tin (Sn)	Minsur S.A. Tin Metal	BOLIVIA
Tin (Sn)	Mitsubishi Materials Corporation	TAIWAN, JAPAN, CHINA
Tin (Sn)	Mitsui kinzoku Co Ltd takehara seirenjyo	JAPAN
Tin (Sn)	Mitsui Mining & Smelting	JAPAN
Tin (Sn)	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Tin (Sn)	NGHE TIN Nonferrous METAL	INDONESIA, VIETNAM
Tin (Sn)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA, UNITED STATES
Tin (Sn)	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin (Sn)	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin (Sn)	Ohura Precious Metal Industry Co., Ltd.	GERMANY
Tin (Sn)	OMSA	BOLIVIA
Tin (Sn)	Phoenix Metal Ltd.	RWANDA
Tin (Sn)	Plansee Group	AUSTRIA
Tin (Sn)	PT Alam Lestari Kencana	INDONESIA
Tin (Sn)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin (Sn)	PT Artha Cipta Langgeng	INDONESIA
Tin (Sn)	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin (Sn)	PT Babel Inti Perkasa	INDONESIA
Tin (Sn)	PT Bangka Kudai Tin	INDONESIA
Tin (Sn)	PT Bangka Putra Karya
Tin (Sn)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin (Sn)	PT Bangka Tin Industry	INDONESIA
Tin (Sn)	PT Belitung Industri Sejahtera	INDONESIA
Tin (Sn)	PT BilliTin Makmur Lestari	INDONESIA
Tin (Sn)	PT Bukit Timah	INDONESIA
Tin (Sn)	PT Bukit Timah	THAILAND
Tin (Sn)	PT Cipta Persada Mulia	INDONESIA
Tin (Sn)	PT DS Jaya Abadi	INDONESIA
Tin (Sn)	PT Eunindo Usaha Mandiri	INDONESIA
Tin (Sn)	PT Fang Di MulTindo	INDONESIA
Tin (Sn)	PT Inti Stania Prima	INDONESIA
Tin (Sn)	PT Karimun Mining	INDONESIA
Tin (Sn)	PT Kijang Jaya Mandiri	INDONESIA
Tin (Sn)	PT Mitra Stania Prima	INDONESIA
Tin (Sn)	PT Panca Mega Persada	INDONESIA
Tin (Sn)	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin (Sn)	PT Prima Timah Utama	INDONESIA
Tin (Sn)	PT Refined Bangka Tin	INDONESIA
Tin (Sn)	PT Sariwiguna Binasentosa	INDONESIA
Tin (Sn)	PT Seirama Tin Investment	INDONESIA
Tin (Sn)	PT Stanindo Inti Perkasa	INDONESIA

Tin (Sn)	PT Sukses Inti Makmur	INDONESIA
Tin (Sn)	PT Sumber Jaya Indah	INDONESIA
Tin (Sn)	PT Tambang Timah	BOLIVIA
Tin (Sn)	PT Timah (Persero) TbK	BOLIVIA, MALAYSIA
Tin (Sn)	PT Tinindo Inter Nusa	INDONESIA
Tin (Sn)	PT Tirus Putra Mandiri	INDONESIA
Tin (Sn)	PT Tommy Utama	INDONESIA
Tin (Sn)	PT Wahana Perkit Jaya	INDONESIA
Tin (Sn)	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Tin (Sn)	Resind Indústria e Comércio Ltda	BRAZIL
Tin (Sn)	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tin (Sn)	Royal Canadian Mint	CANADA
Tin (Sn)	Rui Da Hung	TAIWAN
Tin (Sn)	Sabin Metal Corp.	UNITED STATES
Tin (Sn)	Samduck Precious Metals	KOREA, REPUBLIC OF
Tin (Sn)	SAMWON Metals Corp.	KOREA
Tin (Sn)	Schloetter Co Ltd	INDONESIA, UNITED KINGDOM
Tin (Sn)	So Accurate Refining Group	UNITED STATES
Tin (Sn)	Soft Metais Ltda.	BRAZIL
Tin (Sn)	Soft Metais Ltda.	CHINA
Tin (Sn)	Solar Applied Materials Technology Corp.	CHINA, TAIWAN
Tin (Sn)	Solikamsk Magnesium Works OAO	RUSSIA
Tin (Sn)	Standard Lublin Sp. z o.o. (intermediary)	POLAND
Tin (Sn)	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin (Sn)	Taki Chemicals	JAPAN, UNITED STATES
Tin (Sn)	Tanaka Kikinnzoku Kogyo K.K.	JAPAN
Tin (Sn)	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tin (Sn)	Telex Metals	UNITED STATES
Tin (Sn)	Thai Nguyen Nonferrous Metal Co	VIETNAM
Tin (Sn)	Thai Solder Industry Corp., Ltd.	THAILAND
Tin (Sn)	Thailand Smelting & Refining Co Ltd	INDONESIA
Tin (Sn)	The Great Wall Gold and Silver Refinery of China	CHINA
Tin (Sn)	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tin (Sn)	Tokuriki Honten Co., Ltd.	JAPAN
Tin (Sn)	Tongling Nonferrous Metals Group Co., Ltd.	CHINA, THAILAND
Tin (Sn)	Torecom	KOREA, REPUBLIC OF
Tin (Sn)	TRAXYS EUROPE SA	LUXEMBOURG
Tin (Sn)	Tuyen Quang Nonferrous Metals Joint Stock Company	VIETNAM
Tin (Sn)	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tin (Sn)	Umicore Brasil Ltda.	BRAZIL
Tin (Sn)	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Tin (Sn)	United Precious Metal Refining, Inc.	UNITED STATES
Tin (Sn)	Valcambi SA	SWITZERLAND

Tin (Sn)	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIETNAM
Tin (Sn)	White Solder Metalurgia e Mineração Ltda.	BRAZIL, CHINA
Tin (Sn)	Wolfram Bergbau und Hütten AG	AUSTRIA
Tin (Sn)	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tin (Sn)	Xiamen Tungsten Co., Ltd.	CHINA
Tin (Sn)	Yamamoto Precious Metal Co., Ltd.	JAPAN
Tin (Sn)	Yantai Zhaojin Lai Fook Precious Metals Limited	GHANA
Tin (Sn)	Yokohama Metal Co., Ltd.	JAPAN
Tin (Sn)	Yunnan tin Co.,LTD	CHINA, INDONESIA
Tin (Sn)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin (Sn)	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tin (Sn)	Zijin Mining Group Co. Ltd	CHINA
Tungsten (W)	AB Ferrolegeringar/Minpro	SWEDEN
Tungsten (W)	Acciaierie Bertoli Safau	ITALY
Tungsten (W)	ACL Metais Eireli	BRAZIL
Tungsten (W)	AGR Mathey	AUSTRALIA
Tungsten (W)	Aida Chemical Industries Co., Ltd.	JAPAN
Tungsten (W)	Air Liquide Far Eastern	KOREA
Tungsten (W)	Air Products and Chemicals, Inc.	UNITED STATES
Tungsten (W)	Alldyne Powder Technologies	AMERICAN SAMOA
Tungsten (W)	Allied Material (A.L.M.T) Corp	JAPAN
Tungsten (W)	Alloys Imphy	FRANCE
Tungsten (W)	Alluter Technology (Shenzhen) Co., Ltd	CHINA
Tungsten (W)	ALMT TUNGSTEN Corp.	CHINA
Tungsten (W)	ALMT TUNGSTEN Corp.	JAPAN
Tungsten (W)	Asahi Pretec Corporation	JAPAN
Tungsten (W)	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten (W)	ASSAB	TAIWAN
Tungsten (W)	ATI Metalworking Products	UNITED STATES
Tungsten (W)	Carbografite Equipamentos Industrials Ltda	BRAZIL
Tungsten (W)	CCR Refinery - Glencore Canada Corporation	CANADA
Tungsten (W)	Central Glass	CHINA, JAPAN
Tungsten (W)	CeramTec	GERMANY
Tungsten (W)	Ceratizit S.A	LUXEMBOURG
Tungsten (W)	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Chimet S.p.A.	ITALY
Tungsten (W)	Conghua Tantalum and Niobium Smeltry	CHINA
Tungsten (W)	CSC Pure Technologies	RUSSIA
Tungsten (W)	CTP Industries	SINGAPORE
Tungsten (W)	CV DS Jaya Abadi	INDONESIA
Tungsten (W)	CV United Smelting	INDONESIA

Tungsten (W)	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten (W)	Doduco GmbH	GERMANY
Tungsten (W)	Duo luo shan	CHINA
Tungsten (W)	Exotech Inc.	KAZAKHSTAN
Tungsten (W)	Exotech Inc.	UNITED STATES
Tungsten (W)	F.W. HEMPEL INTERMETAUX S.A.	SWITZERLAND
Tungsten (W)	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten (W)	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Nonferrous Metals Smelting Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten (W)	Global Tungsten & Powders Corp.	CHINA, UNITED STATES
Tungsten (W)	Goodfellow Holdings Limited	UNITED KINGDOM
Tungsten (W)	Graphite India Limited	INDIA
Tungsten (W)	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	HC Starck GmbH	GERMANY, JAPAN, UNITED STATES, RUSSIA
Tungsten (W)	HC Starck Inc.	UNITED STATES
Tungsten (W)	HC Starck Ltd.	CHINA
Tungsten (W)	HC Starck Smelting GmbH & Co.KG	GERMANY
Tungsten (W)	Heraeus Ltd. Hong Kong	HONG KONG
Tungsten (W)	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tungsten (W)	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten (W)	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Hydrometallurg, JSC	RUSSIA
Tungsten (W)	Japan New Metals Co., Ltd.	JAPAN
Tungsten (W)	JCC	CHINA
Tungsten (W)	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Minmetals Gao'an Nonferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tonggu Nonferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tungsten Industry Group Co Ltd	JAPAN
Tungsten (W)	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA

Tungsten (W)	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiujiang Tanbre Co., Ltd.	CHINA
Tungsten (W)	Johnson Matthey Inc	UNITED STATES
Tungsten (W)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten (W)	KEMET Blue Metals	MEXICO
Tungsten (W)	KEMET Blue Powder	UNITED STATES
Tungsten (W)	Kennametal Fallon	UNITED STATES
Tungsten (W)	LS-NIKKO Copper Inc.	REPUBLIC OF KOREA
Tungsten (W)	Malaysia Smelting Corporation (MSC)	INDONESIA
Tungsten (W)	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten (W)	Materion	UNITED STATES
Tungsten (W)	Metallo Chimique	BELGIUM
Tungsten (W)	Mineração Taboca S.A.	BRAZIL
Tungsten (W)	Minsur S.A. Tin Metal	PERU
Tungsten (W)	Mitsubishi Materials Corporation	JAPAN
Tungsten (W)	Mitsui Mining & Smelting	JAPAN
Tungsten (W)	Moliren Ltd	RUSSIA
Tungsten (W)	Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Tungsten (W)	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tungsten (W)	Niagara Refining LLC	UNITED STATES
Tungsten (W)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten (W)	North American Tungsten	CANADA
Tungsten (W)	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM
Tungsten (W)	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tungsten (W)	Oerlikon Metaplas GmbH	LIECHTENSTEIN
Tungsten (W)	OJSC Kolyma Refinery	RUSSIA
Tungsten (W)	OMSA	BOLIVIA
Tungsten (W)	Perth Mint (Western Australia Mint)	AUSTRALIA
Tungsten (W)	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten (W)	Plansee	AUSTRIA
Tungsten (W)	Pobedit, JSC	RUSSIA
Tungsten (W)	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten (W)	Prioksky Plant of Nonferrous Metals	RUSSIA
Tungsten (W)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tungsten (W)	PT Artha Cipta Langgeng	INDONESIA
Tungsten (W)	PT Babel Inti Perkasa	INDONESIA
Tungsten (W)	PT Bangka Kudai Tin	INDONESIA
Tungsten (W)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tungsten (W)	PT Bangka Tin Industry	INDONESIA
Tungsten (W)	PT Belitung Industri Sejahtera	INDONESIA
Tungsten (W)	PT BilliTin Makmur Lestari	INDONESIA
Tungsten (W)	PT Bukit Timah	INDONESIA
Tungsten (W)	PT DS Jaya Abadi	INDONESIA
Tungsten (W)	PT Eunindo Usaha Mandiri	INDONESIA

Tungsten (W)	PT Mitra Stania Prima	INDONESIA
Tungsten (W)	PT Pelat Timah Nusantara Tbk	INDONESIA
Tungsten (W)	PT Prima Timah Utama	INDONESIA
Tungsten (W)	PT Refined Bangka Tin	INDONESIA
Tungsten (W)	PT Stanindo Inti Perkasa	INDONESIA
Tungsten (W)	PT Sumber Jaya Indah	INDONESIA
Tungsten (W)	PT Tambang Timah	INDONESIA
Tungsten (W)	PT Timah (Persero) TbK	INDONESIA
Tungsten (W)	PT Tinindo Inter Nusa	INDONESIA
Tungsten (W)	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tungsten (W)	Sabin Metal Corp.	UNITED STATES
Tungsten (W)	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten (W)	So Accurate Refining Group	UNITED STATES
Tungsten (W)	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIA
Tungsten (W)	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten (W)	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten (W)	Sumitomo Metal Mining Co., Ltd.	CHINA, JAPAN
Tungsten (W)	Tejing (Vietnam) Tungsten Co., Ltd.	UNITED STATES, VIETNAM
Tungsten (W)	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM
Tungsten (W)	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten (W)	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten (W)	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten (W)	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten (W)	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten (W)	Zhuzhou Cemented Carbide Group Co Ltd	CHINA

Future Due Diligence Measures

To mitigate the risk that the Conflict Minerals benefit armed groups in the Covered Countries, Arrow has reiterated its Conflict Mineral Policy to its suppliers. To improve the Company’s ability to conduct due diligence, Arrow continues to request completed EICC templates from its suppliers and emphasize its support of the Conflict Minerals Rule.

Arrow’s Conflict Minerals Policy can be found at:
http://www.arrow.com/about_arrow/arrow_conflict_minerals_policy.pdf

Exhibit A

INDEPENDENT PRIVATE SECTOR AUDITOR’S REPORT To the Board of Directors:

ELM SUSTAINABILITY PARTNERS LLC conducted an Independent Private Sector Audit (IPSA) of Arrow Electronics, Inc., (“the Company”) Conflict Minerals Report for the reporting period of January 1 to December 31, 2015. We examined evidence relating to the audit objectives set forth in 17 CFR Part 249b.400, Section 1, Item 1.01, which state that the auditor is to express an opinion or conclusion as to:

•whether the design of the Company’s due diligence framework as set forth in the section of the Conflict Minerals Report titled “Design of the Conflict Mineral Due Diligence Framework” for the reporting period from January 1 to December 31, 2015, is in conformity, in all material respects, with the criteria set forth in the Organisation of Economic Co-Operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Second Edition 2013 (“OECD Due Diligence Guidance”), and

•whether the Company’s description of the due diligence measures it performed, as set forth in the section of the Conflict Minerals Report titled “The Conflict Mineral Due Diligence Measures” for the reporting period from January 1 to December 31, 2015, is consistent with the due diligence process that the Company undertook.

Management is responsible for the design of the Company’s due diligence framework, the description of the Company’s due diligence measures set forth in the Conflict Minerals Report, and performance of the due diligence measures. Our responsibility is to express an opinion or conclusion in relation to the stated audit objectives. The mandated audit objectives and our examination did not include evaluating:

•	The consistency of the due diligence measures that the Company performed with either the design of the Company’s due diligence framework or the OECD Due Diligence Guidance;

•	The completeness of the Company’s description of the due diligence measures performed;

•	The suitability of the design or operating effectiveness of the Company’s due diligence process;

•	Whether a third party can determine from the Conflict Minerals Report if the due diligence measures the Company performed are consistent with the OECD Due Diligence Guidance;

•	The Company’s reasonable country of origin inquiry (RCOI), including the suitability of the design of the RCOI, its operating effectiveness, or the results thereof;

•	The adequacy or completeness of the Company’s applicability determinations of parts, components,

•	materials or products used, sold, manufactured by or for the Company; or

•
The Company’s conclusions about the source or chain of custody of its conflict minerals or the DRC Conflict Free status of parts, components, materials or products used, sold, manufactured by or for the Company.

We do not express an opinion or offer any other form of conclusion or assurance on those or any other matters in any section of the Conflict Minerals Report other than the two sections of the Report specified above.

Audit planning began December 21, 2015 and on-site activities were conducted March 31, 2016. No impairments or threats to our independence as an auditor were identified prior to, during or after this audit. As the basis for this audit, the Company provided the Conflict Minerals Report that was current on March 31, 2016. For the first audit objective, we (a) reviewed detailed conflict minerals program documentation relating to each of the five steps within the OECD Due Diligence Guidance, (b) reviewed evidence of program controls and execution, and (c) conducted interviews with individuals directly involved in executing the conflict minerals program; thereby providing reasonable assurance that the Company’s assertion in the section of the Conflict Minerals Report titled “Design of the Conflict Mineral Due Diligence Framework” that the Company’s due diligence framework is designed in conformity with, in all material respects, the OECD Due Diligence Guidance. For the second audit objective, we reviewed records provided by the Company documenting that it undertook the due diligence measures described in the section of the Conflict Minerals Report titled “The Conflict Mineral Due Diligence Measures”. We also conducted interviews with individuals directly involved in performing those due diligence measures. The auditors and internal quality control reviewer are senior level Principals that hold certifications from the Board of Environmental Auditor Certifications, an independent accredited certification body that requires conformance to established ethics, independence requirements and annual continuing education. The original auditor notes were evaluated by the internal quality control reviewer to confirm that the audit work performed and evidence obtained supports the findings or conclusions in this audit report. Additional information on our firm’s audit quality assurance practices is available on our website.

Management was provided an opportunity to review and offer comments on a draft of this report. Management provided no written or oral comments to the draft report.

In our opinion,

•
the design of the Company’s due diligence framework as set forth in the section of the Conflict Minerals Report titled “Design of the Conflict Mineral Due Diligence Framework” for the reporting period from January 1 to December 31, 2015, is in conformity, in all material respects, with the OECD Due Diligence Guidance, and

•
the Company’s description of the due diligence measures it performed as set forth in the section of the Conflict Minerals Report titled “The Conflict Mineral Due Diligence Measures” for the reporting period from January 1 to December 31, 2015, is consistent with the due diligence process that the Company undertook.

We conducted this performance audit in accordance with generally accepted government auditing standards. Those standards require that we plan and perform the audit to obtain sufficient, appropriate evidence to provide a reasonable basis for our findings and conclusions based on our audit objectives. We believe that the evidence obtained provides a reasonable basis for our findings based on our audit objectives.

/s/ ELM SUSTAINABILITY PARTNERS LLC

Marietta, Georgia
May 5, 2016